EXHIBIT 10.4

*** CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT (INDICATED BY ASTERISKS) HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER 17 C.F.R. SECTIONS 200.80(B)(4), 200.83 AND 230.406.

ADDENDUM TO SOFTWARE LICENSE AGREEMENT

This ADDENDUM TO SOFTWARE LICENSE AGREEMENT (“Addendum”) is made this 30th day of November 2004 (the “Effective Date”) by and between SEGAMI CORPORATION, a Maryland corporation with its principal offices at 8325 Guilford Road, Suite B, Columbia, MD 21046 (“Segami”), and DIGIRAD CORPORATION, a Delaware corporation with its principal offices at 13950 Stowe Drive, Poway CA 92064 (“Digirad”).

Recitals

WHEREAS, Segami and Digirad are parties to that certain Software License Agreement, dated June 16, 1999, as amended November 15, 2001 (as may be amended, restated, replaced or superceded, the “Agreement”, pursuant to which Segami has licensed to Digirad and supported certain software for use and distribution in connection with Digirad products; and

WHEREAS, the parties hereby wish to amend the Agreement and its Exhibits in certain respects as set forth below.

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to the following amended terms and conditions as follows:

Agreement

1.             Exhibits A and D to the Agreement shall be replaced in their entirety by Exhibit A-1, and Exhibit D-l, respectively, attached hereto.   Exhibit B-1, and Exhibit C-l are additions to the terms of the Agreement.

2.             Anything to the contrary in the Agreement notwithstanding, effective as stated herein, Digirad, and not Segami, will be responsible for developing and employing software required (a) for the acquisition of the images (effective as of April 1, 2005); and (b) to perform iterative SPECT reconstruction (effective as of the Effective Date).  The definitions of “Base Software” and “Interface Development” stated in section 1 of the Agreement are amended to exclude any functional reference to the acquisition of images or iterative SPECT reconstruction.   As a result, effective April 1, 2005, except for “bug fixes” (i.e., corrections of malfunctions in Segami’s original software), (a) Segami shall not support the original acquisition software it had developed for Digirad; (b) Digirad shall assume complete responsibility for acquisition and iterative SPECT reconstruction; and (c) neither the Base Software nor the Interface Development, as revised, shall support or interface with previous versions.  Changes required in Segami’s software to allow Digirad’s own acquisition software to interface with Segami’s software are described in Exhibit B-1 attached hereto.  To determine whether the source of any overall software malfunction resides in the acquisition or iterative SPECT reconstruction software, on the one hand, or the Base Software or Interface Development, on the other hand, Digirad’ s acquisition software shall be tested against Segami’s software version v5.310, copies of which shall be maintained by both Digirad and Segami; and Digirad’s iterative SPECT reconstruction software shall be tested against Segami’s software v5.308b, copies of which shall also be maintained by both Digirad and Segami.  If the malfunction does not occur in such a test, the malfunction is presumptively determined to be caused by the Base Software and/of Interface Development.

3.             The Base Software shall be available for license in (a) SPECT- enabled configurations and (b) non-SPECT -enabled configurations, restricted to upgrades of licenses sold to Digirad customers prior to January 1, 2005.

4.             Section 1 of the Agreement is amended to add the following definition:  “End-Users.”  Customers of Digirad, who have acquired Products directly from Digirad or from Digirad authorized distributors for their own use (and not for unauthorized redistribution or, remarketing, timesharing, or service bureau use) in accordance with the terms of End-User License Agreements.

5.             The following subsection 2(d) is added to Section 2 of the Agreement:

(d)                                 Web Vue License and Fee.  Effective as of January 1, 2005, and subject to all the terms of this Agreement, Segami grants to Digirad a nonexclusive, worldwide license to sublicense to an unlimited number of End-Users (including Digirad Imaging Solution physician customers) in connection with the sale and use of the Products unlimited access to Web Vue, a program that enables remote viewing of data processed by Mirage software (and its successor programs) via a web browser.  The Web Vue License shall be free to Digirad until December 31, 2005.  Thereafter, the annual License Fee to Digirad for the Web Vue License shall be $  ***   per year, payable no later than ten (l0) days after the beginning of any calendar year in advance.

6.             The second sentence of section 3.2 of the Agreement is deleted and replaced by the following:

Digirad shall pay such additional minimum License Fees to Segami stated in Exhibit A-1 as follows.  Upon sublicense to End-Users, Digirad shall place a written order for the acquisition of new licenses from Segami.  At the time of order, Digirad shall pay a deposit of $ ***  per licensed unit ordered.  The balance of any License Fee for each licensed unit ordered shall be paid within ninety (90) days of the order placed with Segami.  Notwithstanding the foregoing provision, all orders for upgrades or revised versions

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of the Base Software to existing End-Users shall be paid in full at the time of order by Digirad.

7.             The License Fees described in Section 3.2 of the Agreement are amended as set forth in Exhibit A-1 attached hereto.

8.             The following subsections 4.1.1 and 4.1.2 are hereby added to Section 4 of the Agreement, entitled “Interface

Development”:

“4.1.1 Additional Interface Feature.  Segami also agrees to undertake and complete the code design, programming and testing of an additional interface feature, under the same terms and conditions as stated in this Section 4, that will allow the database of its current Base Software and the future product to replace in the market the Base Product (also currently marketed under the name Mirage but subject to change in name) to add new patient data and retrieve old patient data (the “Additional Interface Feature”).  The specifications for this Additional Interface Feature are set forth in the Exhibit B-1.  The delivery schedule for the Additional Interface Feature shall be as set forth in the attached Exhibit C-1.  Segami shall undertake the completion of the Additional Interface Feature on the same terms and conditions as stated in this Section 4, except that no additional payment shall be due therefore from Digirad.  Segami shall provide a limited number of developer license keys to Digirad for the purpose of Digirad’s development and testing of its acquisition software and integration with the Additional Interface Feature.  Digirad may not transfer, loan, of otherwise provide access to the developer keys except for the limited purpose stated herein.  Such developer license keys shall be returnable on demand to Segami.”

“4.1.2  Cardiogram beta testing.  In connection with Segami’s development, programming and testing of the new cardiac package Cardiogram (specifications for which are stated in Exhibit D-l), Segami will make pre-production versions of Cardiogram available to Digirad for beta testing no later than December 31, 2004, without any additional charge.

9.             Section 7(3) of the Agreement is deleted.

10.           The following subsection 10.4 is hereby added to Section 10 of the Agreement, entitled, “Termination”:

“10.4 This Agreement shall automatically terminate on January 1, 2010, unless an extension is mutually agreed to by the parties.”

11.           The following subsection 10.5 is hereby added to Section 10 of the Agreement:

“‘In the event that the total License Fees (consisting of any and all payments made by Digirad to Segami, exclusive only of the flat license fee for the Web Vue product identified in Section 2(d)) paid to Segami in any calendar year during the term of this Agreement, commencing with the calendar year of 2005, do not meet or exceed                   ***                   ($      ***       ), Segami shall have the right to increase all prices in Exhibit A-1 for the Base Software by $    ***      per unit effective January 1st of the following year.  If thereafter the total License Fees (consisting of any and all payments made by Digirad to Segami, exclusive only of the flat license fee for the Web Vue product identified in Section 2(d))) paid to Segami in any calendar year equal or exceed                   ***                   ($    ***      ), then the per unit prices set forth in Exhibit A shall again apply.

12.           The following subsection 13.1 is hereby added to Section 13 of the Agreement, entitled “Warranties”:

“13.1 Segami warrants that the Base Software will be compatible with and work on Microsoft Windows 2000 software.”

13.           Section 15.13 is amended to replace the existing addresses of Digirad, Segami and Segami’s legal counsel with the following addresses:

David Sheehan, President
Digirad Corporation
13950 Stowe Drive
Poway, CA 92064

Philippe Briandet, President
Segami Corporation
8325 Guilford Road
Suite B
Columbia, MD 21046-2818

Copy to:
Christopher S.  Young, Esq.
BTLG
6731 Columbia Gateway Drive
Suite 110
Columbia MD 21046

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14.           Section 15.4 of the Agreement is amended to provide for one (1) arbitrator only in the event of arbitration.

15.           This Addendum shall be governed by and interpreted as part of the Agreement and its general terms and conditions.  All capitalized terms in this Addendum shall have the same definition as the same capitalized terms in the Agreement.

16.           Except as expressly stated herein, all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned who are duly authorized to execute and enter into this Addendum, intending to be legally bound hereby, have executed this Addendum as of the date first written above.

ATTEST:

SEGAMI CORPORATION

/s/ Debra Doyce	By:	/s/ Philippe Briandet
Philippe Briandet, President

DIGIRAD CORPORATION

/s/ Debra Doyce	By:	/s/ Richard L. Conwell
Richard Conwell
Senior Vice President
of Technology

EXHIBIT - A-1
(Replaces Exhibit A to the Agreement)

PRICING SCHEDULE I

EFFECTIVE UNTIL DECEMBER 31, 2004

Fees:	Planar Imaging	SPECT Imaging
Units 1-20	$ *** /unit	+$ *** /unit

21-50	$ *** /unit	+$ *** /unit

51-100	$ *** /unit	+$ *** /unit

101-250	$ *** /unit	+$ *** /unit

251 plus	$ *** /unit	+$ *** /unit

Quantity pricing for the software shall be solely dependent upon the number of planar imaging units purchased, and shall be cumulative until December 31, 2004.  A minimum fee payment of                      ***                     ($   ***   ) shall be paid by Digirad to Segami each Agreement year through June 30, 2004, and each Agreement year shall be defined as July 1 - June 30.  The first Agreement year shall begin July 1, 1999.  Any shipments made to Digirad prior to July 1, 1999 shall be credited toward the minimum requirement fee payment for the first Agreement year of July 1, 1999 - June 30, 2000.  All such minimum fee payments shall be payable in advance quarterly to Segami, and shall be credited towards actual fee payments, through June 30, 2004.

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A-1

PRICING SCHEDULE II

EFFECTIVE AS OF JANUARY 1, 2005

Unit / Per Year:	Price Per Unit
Units 1 - 50	$ ***

Units 51 - 100	$ ***

Units 101 and above	$ ***

Quantity pricing shall apply to each copy of the Base Software licensed to any End-user, with or without SPECT functionality, regardless of the nature of the Product with which it is bundled, and shall also apply to software used by an End-User as part of an independent cardiac processing workstation.  Quantity pricing for the software shall be solely dependent upon the number of copies of Base Software distributed, and shall be cumulative for each Agreement Year, which shall be defined as January 1 through December 31.  The first Agreement Year shall begin on January 1, 2005.

If Digirad places a Purchase Order and pays in advance for a total of seventy-five (75) copies of the Base Software on or before January 10, 2005, a          ***          percent price discount shall apply to the total purchase price.

Except for the “Shine” feature, existing Digirad customers shall be able to upgrade their existing Base Software with all additional software features described in Exhibit D-1 at no additional cost.  Existing Digirad customers whose Base Software does not now include SPECT will not receive new Base Software that is SPECT-enabled unless Digirad pays an additional $  ***   to Segami per customer.  For all existing Digirad customers who receive an upgrade, Digirad shall provide its own acquisition module if an acquisition is required, and Digirad shall ensure that the display hardware is capable of, or upgraded to capability, with at the least 1280 x 1024 graphics resolution and is Open GL compatible.

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II-1

EXHIBIT B-1
(Addendum to Exhibit B to the Agreement)

SPECIFICATIONS

I.              Mirage Acquisition Button

The processing button that is labeled “Acquisition” in Mirage (and/or its successor program) shall be configurable so that it will call the Digirad acquisition instead of Digirat_A.exe.

II.            Number of Heads and Orbit Range

Digirad will label its Interfile headers with the key “originating system” being set to “Digirad” instead of “Mirage”.  This will tell Segami’s software that this is a Digirad file and that Segami’ s software should allow the import of studies that are labeled with rotations other than 180° or 360°.

Segami will make modifications so that the key “number of detector heads” can have a value of 1, 2, 3, 4 or 5 instead of just 1 or 2.

Segami will also account for the “H3_COR_X” and “H3_COR_Y” fields in its processing stream and properly COR correct studies based upon these fields.

III.           Requirements for Mirage patient database interface

Introduction

Digirad acquisition applications and Segami’s processing applications share the same patient database (Mirage Patient Database).

Patient database management (creation, maintenance) is done from the processing application.

Digirad acquisition application accesses the patient database by calling API functions (the interface) implemented by Segami.

Interface Requirements

A- Database information access
Acquisition needs to access                      ***          :

***

***

***

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B-1

B- Dataset import
Acquisition needs also to                      ***                      ..

***

***

***

                     ***                      will be provided by Segami.

C- Dataset export
Acquisition needs also to have access                      ***                     .

***

***

***

D- Problem tracking

***

***

E- Miscellaneous requirement

***

***

***

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B-2

EXHIBIT C-1
(Addendum to Exhibit C to the Agreement)

DELIVERY SCHEDULE

Deliveries

Exhibit B-1 Item II.	November 30, 2004
Exhibit B-1 Item III.	November 30, 2004*
Exhibit B-1 Item I.	November 30, 2004
Shine (see D1-3):	January 1, 2005
Interfile (see D1-3):	January 1, 2005

Enhancements to the base software (code-named Oasis):	April 1, 2005
Cardiogram (see D1-5):	April 1, 2005
Qube (see D1-5):	April 1, 2005
Enhancements to the first-pass program (see D1-5):	July 1, 2005

*      Or 5 working days after execution of the contract, whichever comes last.

C-1

EXHIBIT D-1
(Addendum to Exhibit D to the Agreement)

SEGAMI’S BASE SOFTWARE
(AS DESCRIBED IN THE AGREEMENT DATED JUNE 16, 1999)

Planar Imaging:

1.             Acquisition

Simultaneous acquisition of one study while processing a second study

2.             Processing

Renal function:  Renogram curves, ERPF, & GFR

Pulmonary quantitation
Gated blood pool L VEF & R VEF calculation

Regional ventricular function, e.g.  phase & amplitude analysis

Gastric emptying & esophageal reflux
First-pass RNV - calculation of LV & RV ejection fraction
First-pass cardiac shunt calculation
Frames - move, copy, delete, format (for printing)
Perform math functions on image :frames, e.g.  spatial & temporal filters

3.             Output/Archive/Other

File transfer via Ethernet link to network server in DICOM 3 compliant format
Additional bit-mapped (BMP) file format, for file transfer
Printer output drivers to common printers including PostScript
Storage on standard recording media, e.g., hard disk, CDROM-R/W, etc.
On-line, context sensitive help - index with references to specific instructions
Complete set of manuals in electronic form.
Documentation of governmental &/or other regulatory approval, U.S.  or foreign

4.             Database

Access database storage of patient information
Search features
DICOM compliant fields

SPECT plus Planar Imaging (all features listed above);

Transverse axial, sagittal and coronal reconstruction for bones, lungs, liver, etc.
Oblique reconstruction, e.g.  for cardiac and brain
Choice of reconstruction, e.g.  for cardiac and brain
Choice of reconstruction filters & ability to change parameters
Gated cardiac SPECT - calculation of left ventricular ER & volumes
Surface & volume rendered 3-D display
Display of wall thickening.

D-1

ADDITIONS TO SEGAMI’S BASE SOFTWARE
(AS AGREED UPON IN THE ADDENDUM DATED NOVEMBER      , 2004)

1.                                       All modifications incorporated into the Base Software by Segami since June 16, 1999.

2.                                       Effective as noted in Section 2 of the Addendum, acquisition and iterative reconstruction will be supplied by Digirad.

3.                                       As of the Effective Date of the Amendment, the following features shall be added to each Base Software copy, purchased under pricing schedule II:

a.                                       Shine:  a Poisson noise removal function

b.                                      Interfile:  Import/Export facility translating the Mirage proprietary format to/from the standard “Interfile” format

4.                                       No later than April 1, 2005, the Base Software known as “Mirage” shall be replaced with a new software product (code named “Oasis”) with the following additional features:

a.                                       Improved accuracy (e.g., increased use of floating point)

b.                                      Improved resolution (defined as up to 1600 x 1200, and no less than 1280x1024)

c.                                       Improved use of screen

d.                                      Improved 3D visuals through Open GL

e.                                       Stereo support

5.                                       Oasis shall include a completely redesigned cardiac package (named Cardiogram and Qube, with phase analysis), replacing MyoSPECT, and shall include (a) a new screen capture mechanism which will allow rendering in any resolution and distribution over a web server, (b) extended functionality of the First Pass program, and (c) an AppHook with static screen capture.

D-2